UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2017

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)

___________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 15, 2017, The Clorox Company (the “Company”) held its annual meeting of stockholders in Durham, North Carolina. The matters voted on and the results of the vote were as follows:

1.	The Company’s stockholders elected the following directors to each serve until the next Annual Meeting of Stockholders or until a successor is duly elected and qualified.

	Number of Votes
	For	Against	Abstain	Broker Non- Votes
Amy Banse	86,777,057	622,373	186,768	26,353,275
Richard H. Carmona	85,125,304	2,267,526	193,367	26,353,275
Benno Dorer	84,538,264	1,609,119	1,438,815	26,353,275
Spencer C. Fleischer	86,679,147	699,189	207,862	26,353,275
Esther Lee	86,747,239	650,910	188,049	26,353,275
A.D. David Mackay	87,063,861	330,590	191,747	26,353,275
Robert W. Matschullat	86,246,699	1,137,346	202,152	26,353,275
Jeffrey Noddle	86,794,674	590,453	201,070	26,353,275
Pamela Thomas-Graham	86,638,721	753,117	194,360	26,353,275
Carolyn M. Ticknor	86,261,963	1,137,417	186,818	26,353,275
Russell Weiner	87,048,373	310,893	226,931	26,353,275
Christopher J. Williams	86,410,715	870,828	303,855	26,353,275

2.	The Company’s stockholders voted for (on an advisory basis) the approval of the compensation of the Company’s named executive officers.

Number of Votes
For	Against	Abstain	Broker Non-Votes
82,027,459	4,777,837	780,725	26,353,451

3.	The Company’s stockholders voted for (on an advisory basis) the option of one year as the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Number of Votes
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
77,014,261	429,111	9,829,614	313,035	26,353,451

4.	The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

Number of Votes
For	Against	Abstain	Broker Non-Votes
112,521,026	1,042,174	376,273	0

5.	The Company’s stockholders voted for the approval of the material terms of the performance goals under the Company’s 2005 Stock Incentive Plan.

Number of Votes
For	Against	Abstain	Broker Non-Votes
82,297,993	4,786,827	501,201	26,353,451

6.	The Company’s stockholders voted for the approval of the Company’s equity award policy for non-employee directors.

Number of Votes
For	Against	Abstain	Broker Non-Votes
85,309,076	1,503,675	773,271	26,353,451

7.	The Company’s stockholders voted against the stockholder proposal to amend proxy access bylaws.

Number of Votes
For	Against	Abstain	Broker Non-Votes
27,680,167	58,319,800	1,581,959	26,357,547

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: November 16, 2017	By:	/s/ Laura Stein
Executive Vice President –
General Counsel and Corporate Affairs